Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes

16. Income Taxes

The provision for income tax consisted of the following (dollars in thousands):

	2022	2021
Current:
Federal	$—	$—
State	2	3
Foreign	59	237
Total current	61	240

Deferred:
Federal	(82,419)	(48,017)
State	(38,560)	(49,894)
Foreign	11,056	(9,956)
Valuation allowance	109,923	107,867
Total deferred	—	—
Total provision	$61	$240

The components of losses before income taxes, by taxing jurisdiction, were as follows for the years ended December 31 (dollars in thousands):

	2022	2021
U.S.	$(510,727)	$(408,520)
Foreign	(41,281)	(107,745)
Total	$(552,008)	$(516,265)

The provision for income taxes for the years ended December 31, differs from the amount computed by applying the statutory federal corporate income tax rate of 21% to losses before income taxes as a result of the following:

	2022	2021
Federal income tax expense	21.0%	21.0%
State income taxes (net of federal benefit)	5.3%	3.8%
Permanent differences	(1.0)%	(0.1)%
Fair value debt adjustments	(2.7)%	(4.5)%
Disallowed interest	(0.6)%	(0.4)%
Foreign tax rate difference	(0.1)%	(0.2)%
Return-to-provision adjustment	0.4%	(3.1)%
Uncertain tax benefit	(0.7)%	(0.4)
Expiration of tax attributes	(1.7)%	(1.7)%
State tax rate change on deferred taxes	-%	6.4
Valuation allowance	(19.9)%	(20.8)%
Effective tax rate	0.0%	0.0%

The main changes in permanent differences related to fair value adjustments on convertible related party notes payable and notes payable and disallowed interest expense due to embedded features. The main changes in foreign tax rate difference and valuation allowance related to higher foreign losses incurred in 2022.

The tax effects of temporary differences for the years ended December 31, that give rise to significant portions of the deferred tax assets and deferred tax liabilities are provided below (dollars in thousands):

	2022	2021
Deferred Tax Assets:
Net operating losses (“NOL”)	$347,733	$225,339
Research and development credits	4,239	4,240
Accrued liabilities	14,762	16,258
Construction in progress	-	-
Excess interest expense under section 163(j)	-	5,018
Capital losses	3,420	3,420
Amortization	11,284	12,176
Stock-based compensation	3,385	187
Other	897	1,714
Gross deferred tax assets	385,720	268,352
Valuation allowance	(366,349)	(256,413)
Deferred tax assets, net of valuation allowance	19,371	11,939
Deferred Tax Liabilities:
Depreciation	92	(573)
State taxes	(19,463)	(11,366)
Total deferred tax liabilities	(19,371)	(11,939)
Total net deferred tax assets (liabilities)	$-	$-

The Company has recognized a full valuation allowance as of December 31, 2022 and 2021 since, in the judgment of management given the Company’s history of losses, the realization of these deferred tax assets was not considered more likely than not. The valuation allowance was $366.3 million and $256.4 million as of December 31, 2022 and 2021, respectively, with increases attributable to the current year’s provision. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the period in which those temporary differences become deductible. Management considers projected future taxable income and tax planning strategies in making this assessment. During 2022 and 2021, the Company evaluated the realizability of its net deferred tax assets based on available positive and negative evidence and concluded that the likelihood of realization of the benefits associated with its net deferred tax assets does not reach the level of more likely than not due to the Company’s history of cumulative pre-tax losses and risks associated with the generation of future income given the current stage of the Company’s business.

As of December 31, 2022, the Company has U.S. federal and foreign net operating loss carryforwards of $1,159.0 million and $67.5 million, respectively, which will begin to expire in 2034 and 2023, respectively. The U.S. federal net operating loss carryforwards of $1,078.5 million generated post the Tax Cuts and Jobs Act may be carried forward indefinitely, subject to the 80% taxable income limitation on the utilization of the carryforwards. The U.S. federal net operating loss carryforwards of $80.5 million generated prior to December 31, 2017 may be carried forward for twenty years. As of December 31, 2022, the Company has California net operating loss carryforwards of $953.1 million, which will begin to expire in 2034.

The Company has no U.S. federal R&D tax credit carryforwards and a state R&D tax credit carryforward of $4.2 million as of December 31, 2022. The U.S. state tax credits do not expire and can be carried forward indefinitely.

In accordance with Internal Revenue Code Section 382 (“Section 382”) and Section 383 (“Section 383”), a corporation that undergoes an “ownership change” (generally defined as a cumulative change (by value) of more than 50% in the equity ownership of certain stockholders over a rolling three-year period) is subject to limitations on its ability to utilize its pre-change NOLs and R&D tax credits to offset post-change taxable income and post-change tax liabilities, respectively. The Company’s existing NOLs and R&D credits may be subject to limitations arising from previous ownership changes, and the ability to utilize NOLs could be further limited by Section 382 and Section 383 of the Code. In addition, future changes in the Company’s stock ownership, some of which may be outside of the Company’s control, could result in an ownership change under Section 382 and Section 383 of the Code.

The Company’s intention is to indefinitely reinvest earnings in all jurisdictions outside the United States. As of December 31, 2022 and 2021, there was no material cumulative earnings outside the United States due to net operating losses and the Company has no earnings and profits in any jurisdiction, that if distributed, would give rise to a material unrecorded liability.

The Company is subject to taxation and files income tax returns with the U.S. federal government, California and China. As of December 31, 2022, the 2017 through 2022 federal returns and 2017 through 2022 state returns are open to exam. The Company is not under any income tax audits. All of the prior year tax returns, from 2017 through 2022, are open under China tax law.

Uncertain Income Tax Position

The aggregate change in the balance of unrecognized tax benefits for the years ended December 31, is as follows (dollars in thousands):

	2022	2021
Beginning balance	$4,997	$2,666
Increase related to current year tax positions	3,810	2,331
Ending balance	$8,807	$4,997

In accordance with ASC 740-10, Income Taxes — Overall, the impact of an uncertain income tax position on the income tax return must be recognized at the largest amount that is more likely than not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. No interest and penalties related to the Company’s unrecognized tax benefits was accrued as of December 31, 2022 and 2021, as the uncertain tax benefit only reduced the net operating losses. The Company does not expect its uncertain income tax positions to have a material impact on its consolidated financial statements within the next twelve months. As of December 31, 2022 and 2021, the realization of uncertain tax positions were not expected to impact the effective rate due to a full valuation allowance on federal and state deferred taxes.

The following table summarizes the valuation allowance (dollars in thousands):

	2022	2021
Beginning balance	$256,413	$256,413
Increase related to current year tax positions	109,936	—
Ending balance	$366,349	$256,413